                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-07358

Exact name of registrant as specified in charter:  Duff & Phelps Utility &
                                                   Corporate Bond Trust Inc.

Address of principal executive offices:  55 East Monroe St
                                         Suite 3600
                                         Chicago, IL 60603


Name and address of agent for service:  Alan Meder, Chief Financial Officer
                                        55 East Monroe St.
                                        Suite  3600
                                        Chicago, IL 60603

Registrant's telephone number, including area code: 312-541-5555

Date of fiscal year end:  12/31/04

Date of reporting period:  6/30/04

Item 1 - Reports to Stockholders - [ INSERT REPORT ]

DEAR FELLOW SHAREHOLDERS:

YOUR FUND'S PERFORMANCE

     During the first half of 2004, equity investors were confronted with countervailing forces that influenced the returns of the broad equity markets. Lingering geopolitical tension added uncertainty and restrained the optimism that typically surrounds any economic recovery. The situation in Iraq and the ongoing war against terrorism helped shape investor psychology with regard to risk posture and expected returns. However, the U.S. economy afforded investors the opportunity to begin looking beyond the geopolitical uncertainty as it responds to the stimulus introduced over the previous few years. This stimulus, including expansionary fiscal policy, accommodative monetary policy and low absolute levels of interest rates, has played a key role in supporting growth in the U.S. economy. These countervailing influences caused the traditional equity markets to move mostly sideways and post only modest returns.

     In the fixed income markets, returns for the first half of 2004 were mixed, as strong first quarter performance was offset by negative returns in the second quarter. Over the first half of the year, the U.S. Treasury yield curve flattened, as yields increased by 86 basis points on two-year maturities, by 33 basis points on ten-year maturities and by 21 basis points on thirty-year maturities. Expectations of 1) a less accommodative monetary policy and 2) upward pressure on longer term interest rates that typically accompanies a rebound in economic activity, caused sentiment in the U.S. bond markets to turn negative. So far this year, the performance of leveraged bond funds has been hurt by both the actual rise in interest rates and the expectation of tighter monetary policy, and the Duff and Phelps Utility and Corporate Bond Trust (DUC
Fund) has been no exception. The DUC Fund's primary objective of providing high current income necessitates that under normal circumstances it be fully invested in a diversified portfolio of fixed income securities. Therefore, it too has been negatively impacted by the prospect of rising interest rates.

                               DOW JONES         S&P 500             DUC FUND
                            INDUSTRIAL INDEX      INDEX       (PER SHARE PERFORMANCE      DUC FUND       LEHMAN
                               (DIVIDENDS      (DIVIDENDS         WITH DIVIDENDS         (NAV-BASED    AGGREGATE
                              REINVESTED)      REINVESTED)   REINVESTED IN FUND PLAN)   PERFORMANCE)   BOND INDEX
                            ----------------   -----------   ------------------------   ------------   ----------
January-June 2004.........        .80%            3.44%              (12.55)%              (.99)%        0.15%

---------------

Performance returns for both the Dow Jones Industrial Index and the S&P 500 Index were obtained from Bloomberg LLP. Fund stock-based returns obtained from Administrator of the Fund. Fund NAV-based returns obtained from Lipper Inc. Lehman Aggregate Index performance returns obtained from Lehman Brothers.

     Based on a mid-year closing price of $12.63 and actual dividends of $1.02 over the past year, the common stock had an annual dividend yield of 8.07%.

ECONOMIC OVERVIEW

     During the first quarter of 2004, the U.S. economy expanded at a solid pace, responding to the stimulus introduced over the last couple of years. Late in the first quarter, an increase of 4.1% in the fourth quarter 2003 U.S. Gross Domestic Product (GDP) was reported. Though down from the previous quarter, this marked the second consecutive quarter in which GDP was above 4%. In addition, the deflationary rhetoric that had been prevalent last year appeared to be fading. Unlike the solid and steady pace of growth that the U.S. economy seemed to be exhibiting, the bond markets were anything but stable during the first quarter of 2004. Interest rates exhibited a significant amount of volatility during the quarter, as evidenced by the ten-year U.S. Treasury yield falling 41 basis points, while trading within a 70 basis point range.

     In the second quarter of 2004, a number of events caused financial markets to scrutinize any and all financial data that could potentially confirm above trend economic growth and an acceleration in realized inflation, both potential triggers for a change in monetary policy. Early in the quarter, employment data was released at levels significantly better than consensus expectations, which if sustained, could lead to wage induced inflation. In addition, the Federal Reserve acknowledged improvements in the labor market and a rise in core inflation. Also, final first quarter 2004 GDP was released at up 3.9%. These events reinforced the notion that the economic expansion was strengthening and the accommodative monetary policy in place at the time may need to be reversed. Interest rates rose dramatically early in the quarter, reflecting the uncertainly caused by questions surrounding the timing and extent of the expected tightening of monetary policy. For example, the ten-year U.S. Treasury yield increased approximately 74 basis points during the quarter, as the market moved in anticipation of the Federal Reserve tightening. On the last day of the second quarter, much of the fixed income markets speculation was confirmed, as the Federal Reserve raised the Federal Funds target by 25 basis points to 1.25% and stated that further increases can come at a measured pace based on economic prospects.

ECONOMIC OUTLOOK

     As we look forward to the second half of 2004, barring an unforeseen escalation of geopolitical tension or a sustained spike in energy prices, the U.S. economic recovery is expected to continue at a moderate pace. Generally positive economic releases indicate that the Federal Reserve's measured pace for reversing an accommodative monetary policy will be maintained. Under this scenario, consumer behavior should remain cautiously optimistic, giving corporations the confidence to continue investing in their businesses, both in the form of expanding payrolls and capital expenditures. Sustained U.S. economic growth and increasing inflation expectations should lead to continued upward pressure on interest rates. Given this economic environment, we believe returns will be restrained by the potential of rising interest rates, while the outlook for corporate bonds should remain positive as it is supported by economic growth and improving credit fundamentals.

DIVIDEND REINVESTMENT, CASH PURCHASE PLAN AND DIRECT DEPOSIT

     To those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the "Plan") available to all registered shareholders of the Fund. Under the Plan, the Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Fund. Also, the cash purchase option permits participants to purchase shares in the open-market through the Plan Agent. Additional information about the Plan is available from The Bank of New York, 1-800-524-4458, or for more details, please turn to page 19.

     For those shareholders receiving dividend checks, you may want to consider having your monthly dividends deposited, free of charge directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Additional information about direct deposit is available from The Bank of New York, 1-800-432-8224.

     We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

/s/ Francis E. Jeffries                  /s/ Nathan I. Partain

Francis E. Jeffries, CFA                 Nathan I. Partain
Chairman                                 President and Chief Executive Officer

                                 PROXY RESULTS

     An Annual Meeting of Shareholders of the Duff & Phelps Utility and Corporate Bond Trust Inc. was held on May 20, 2004. The description of the proposals and number of shares voted are as follows:

------------------------------------------------------------------------------------------
                                                                   SHARES VOTED    SHARES
                                                                       FOR         AGAINST
------------------------------------------------------------------------------------------
1.   To elect three directors to serve until the Annual Meeting in the year indicated below or until their successors are
     duly elected and qualified:
         E. Virgil Conway (2007)                                    23,945,959     452,257
         Harry Dalzell-Payne (2007)                                 23,946,904     451,312
         Everett L. Morris (2006)                                   23,991,542     406,674
     Directors whose term of office continued beyond this meeting are as follows:
     William W. Crawford, William N. Georgeson, Francis E. Jefferies, Philip R.
     McLoughlin, Geraldine M. McNamara, Eileen A. Moran and Richard A. Pavia.
------------------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23c of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market at prevailing market prices.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2004
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            LONG-TERM INVESTMENTS--131.4%
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS(A)--15.3%
            Federal National Mortgage Association,
 $ 1,166      8.00%, 10/01/30.....................................  Aaa       AAA        $   1,267,789
   2,427      7.00%, 12/01/31.....................................  Aaa       AAA            2,567,053
            Government National Mortgage Association
            Pass-Through Certificates,
     133      7.00%, 3/15/26......................................  Aaa       AAA              142,508
     442      7.50%, 5/15/26......................................  Aaa       AAA              477,230
     333      8.00%, 11/15/30.....................................  Aaa       AAA              365,517
     187      8.00%, 2/15/31......................................  Aaa       AAA              205,015
            U.S. Treasury Bonds,
  40,000      10.375%, 11/15/12...................................  Aaa       AAA           48,856,280
                                                                                         -------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (cost $52,174,162)..................................                          53,881,392
                                                                                         -------------
            CORPORATE BONDS--113.0%
            AUTO & TRUCK--6.7%
  10,000    DaimlerChrysler NA Holdings,
              7.20%, 9/01/09......................................  A3        BBB           10,897,310
   7,250    Ford Motor Company,
              9.215%, 9/15/21.....................................  Baa1      BBB-           7,923,938
   5,000    General Motors Corporation,
              8.10%, 6/15/24......................................  Baa1      BBB            4,969,090
                                                                                         -------------
                                                                                            23,790,338
                                                                                         -------------
            BROADCASTING & PUBLISHING--2.1%
   6,550    Continental Cablevision, Inc.,
              9.50%, 8/01/13......................................  Baa3      BBB            7,272,301
                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2004
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            FINANCIAL--30.5%
 $ 7,000    Countrywide Capital I,
              8.00%, 12/15/26.....................................  Baa1      BBB+       $   7,448,742
            John Deere Capital Corp.,
   5,000      3.125%, 12/15/05....................................  A3        A-             5,020,385
   5,000      5.125%, 10/19/06....................................  A3        A-             5,189,915
  13,000    Ford Motor Credit Company,
              7.60%, 8/01/05......................................  A3        BBB-          13,612,742
   5,000    General Motors Acceptance Corporation,
              7.75%, 1/19/10......................................  A3        BBB            5,434,000
  10,000    Great Western Financial Trust II,
              8.206%, 2/01/27.....................................  Baa1      BBB           10,889,800
  16,000    Household Finance Corp.,
              8.00%, 7/15/10......................................  A1        A             18,588,944
  10,000    KeyCorp Institution Capital B,
              8.25%, 12/15/26.....................................  A3        BBB           11,172,650
            Merrill Lynch & Co.,
   5,000      6.50%, 7/15/18......................................  Aa3       A+             5,294,110
   5,000      6.875% 11/15/18.....................................  Aa3       A+             5,454,460
  10,000    NationsBank Capital Trust IV,
              8.25%, 4/15/27......................................  Aa3       A-            11,118,280
   7,500    Verizon Global Funding Corp.,
              7.375%, 9/01/12.....................................  A2        A+             8,448,885
                                                                                         -------------
                                                                                           107,672,913
                                                                                         -------------
            INDUSTRIAL--26.6%
   5,000    Archer-Daniels-Midland Company,
              8.125%, 6/01/12.....................................  A1        A+             5,998,240
   3,450    Fort James Corporation,
              9.25%, 11/15/21.....................................  Ba2       BB+            3,950,250
   3,000    Georgia Pacific Corp.,
              8.625%, 4/30/25.....................................  Ba3       BB+            3,187,500
   5,000    International Paper Co.,
              3.80%, 4/01/08......................................  Baa2      BBB            4,931,500

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2004
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            INDUSTRIAL (CONTINUED)
 $ 5,000    Occidental Petroleum Corporation,
              9.25%, 8/01/19......................................  Baa1      BBB+       $   6,631,335
   5,000    Sun Company, Inc.,
              9.00%, 11/01/24.....................................  Baa2      BBB            6,146,900
            Tele-Communications, Inc.,
   5,275      10.125%, 4/15/22....................................  Baa3      BBB            7,084,172
   3,200      9.875%, 6/15/22.....................................  Baa3      WR             4,224,935
   5,000    Time Warner Entertainment Company, L.P.,
              8.875%, 10/01/12....................................  Baa1      BBB+           6,030,480
   5,000    Time Warner Inc.,
              9.15%, 2/01/23......................................  Baa1      BBB+           6,192,235
  10,000    Trans-Canada Pipelines Limited,
              9.875%, 1/01/21.....................................  A2        A-            13,647,430
  10,000    USX Corporation,
              9.125%, 1/15/13.....................................  Baa1      BBB+          12,538,980
  12,500    Weyerhaeuser Co.,
              6.75%, 3/15/12......................................  Baa2      BBB           13,557,350
                                                                                         -------------
                                                                                            94,121,307
                                                                                         -------------
            RETAIL--1.6%
   5,000    Wal-Mart Stores, Inc.,
              6.875%, 8/10/09.....................................  Aa2       AA             5,581,365
                                                                                         -------------
            TELEPHONE--15.7%
  10,000    Bell Canada Inc.,
              9.50%, 10/15/10.....................................  A3        A             12,394,380
  10,000    British Telecom PLC,
              7.875%, 12/15/05....................................  Baa1      A-            10,695,300
  12,000    Deutsche Telekom International Finance,
              8.50%, 6/15/10......................................  Baa2      BBB+          14,039,400
   5,000    New York Telephone Co.,
              8.625%, 11/15/10....................................  Baa2      A+             5,836,175
  10,125    Sprint Corp.,
              9.25%, 4/15/22......................................  Baa3      BBB-          12,496,842
                                                                                         -------------
                                                                                            55,462,097
                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2004
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            UTILITIES--ELECTRIC--29.8%
 $10,000    CalEnergy Company, Inc.,
              8.48%, 9/15/28......................................  Baa3      BBB-       $  12,061,990
  17,438    ComEd Financing II,
              8.50%, 1/15/27......................................  Baa2      BBB           18,999,852
  10,000    Dominion Resources, Inc.,
              8.125%, 6/15/10.....................................  Baa1      BBB+          11,553,860
   5,000    DTE Energy Co.,
              6.45%, 6/01/06......................................  Baa2      BBB            5,261,005
  10,000    Duke Energy Corporation,
              7.375%, 3/01/10.....................................  Baa1      BBB           11,126,950
  10,000    Hydro-Quebec,
              7.50%, 4/01/16......................................  A1        A+            11,891,500
   5,000    KeySpan Gas East Corporation,
              7.875%, 2/01/10.....................................  A2        A+             5,794,670
  10,000    Progress Energy, Inc.,
              7.10%, 3/01/11......................................  Baa2      BBB-          10,972,540
   5,000    PSE&G Power LLC,
              7.75%, 4/15/11......................................  Baa1      BBB            5,670,230
   6,000    South Carolina Electric & Gas Co.,
              6.125%, 3/01/09.....................................  A1        A-             6,491,850
   5,000    Wisconsin Energy Corp.,
              6.50%, 4/01/11......................................  A3        BBB+           5,387,860
                                                                                         -------------
                                                                                           105,212,307
                                                                                         -------------
            TOTAL CORPORATE BONDS
            (cost $383,930,008)...................................                         399,112,628
                                                                                         -------------
            ASSET-BACKED SECURITIES--3.1%
   5,000    Detroit Edison Securitization Funding LLC 2001-1 A6
              6.620%, 3/01/16.....................................  Aaa       AAA            5,508,093
   5,000    PSE&G Transition Funding 2001-1 A5
              6.450%, 3/15/13.....................................  Aaa       AAA            5,474,966
                                                                                         -------------
            TOTAL ASSET-BACKED (cost $11,614,063).................                          10,983,059
                                                                                         -------------
            TOTAL LONG-TERM INVESTMENTS
            (cost $447,718,233)...................................                         463,977,079
                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2004
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            SHORT-TERM INVESTMENTS(A)--3.3%
            U.S. Treasury Bill,
 $ 2,300      0.944%, 7/29/04.....................................  Aaa       AAA        $   2,298,309
   2,300      0.980%, 8/26/04.....................................  Aaa       AAA            2,296,494
   2,300      1.065%, 9/30/04.....................................  Aaa       AAA            2,293,808
   2,300      1.240%, 10/28/04....................................  Aaa       AAA            2,290,573
   2,300      1.559%, 11/26/04....................................  Aaa       AAA            2,285,249
                                                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS
            (cost $11,464,433)........................................................      11,464,433
                                                                                         -------------
            TOTAL INVESTMENTS--134.7%
            (cost $459,182,666).......................................................     475,441,512
            LIABILITIES, LESS CASH AND OTHER ASSETS--(34.7)%..........................    (122,377,279)
                                                                                         -------------
            NET ASSETS--100%..........................................................   $ 353,064,233
                                                                                         =============

--------------------------------------------------------------------------------
(a) AAA ratings on U.S. government and agency obligations are assumed because they are not rated.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2004
                                  (UNAUDITED)

ASSETS
Investments, at value (cost $459,182,666)...................  $475,441,512
Cash........................................................    12,398,936
Receivable for securities sold..............................    10,644,215
Interest receivable.........................................     8,374,222
Prepaid expenses and other assets...........................       437,863
                                                              ------------
     Total assets...........................................   507,296,748
                                                              ------------
LIABILITIES
Commercial paper (Note 5)...................................   142,671,075
Payable for securities purchased............................    10,724,787
Deferred compensation payable (Note 8)......................       387,644
Investment advisory fee payable (Note 2)....................       222,774
Administrative fee payable (Note 2).........................        47,542
Accrued expenses............................................       178,693
                                                              ------------
     Total liabilities......................................   154,232,515
                                                              ------------
NET ASSETS..................................................  $353,064,233
                                                              ============
CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized,
  26,736,415 shares issued and outstanding (Note 7).........  $    267,364
Additional paid-in capital..................................   365,144,964
Accumulated net investment loss.............................   (10,150,629)
Accumulated net realized loss on investment transactions....   (18,456,312)
Net unrealized appreciation on investments..................    16,258,846
                                                              ------------
NET ASSETS..................................................  $353,064,233
                                                              ============
Net asset value per share of common stock:
  ($353,064,233 / 26,736,415 shares of common stock issued
     and outstanding).......................................  $      13.21
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                  (UNAUDITED)

INVESTMENT INCOME
  Interest income...........................................  $ 14,863,635
                                                              ------------
EXPENSES
  Investment advisory fees (Note 2).........................     1,264,298
  Administrative fees (Note 2)..............................       272,931
  Directors' fees and expenses..............................       156,620
  Commercial paper fees.....................................       114,862
  Commitment fees (Note 5)..................................        75,210
  Commissions expense-commercial paper......................        72,296
  Transfer agent fees and expenses..........................        69,234
  Professional fees.........................................        60,461
  Custodian fees and expenses...............................        25,024
  Reports to shareholders...................................        16,742
  Registration fees.........................................        11,842
  Other.....................................................        13,311
                                                              ------------
  Total operating expenses..................................     2,152,831
  Interest expense--commercial paper (Note 5)...............       854,765
                                                              ------------
     Total expenses.........................................     3,007,596
                                                              ------------
     Net investment income..................................    11,856,039
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions..............      (943,206)
  Net change in unrealized appreciation/depreciation on
     investments............................................   (14,542,047)
                                                              ------------
     Net realized and unrealized loss on investments........   (15,485,253)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ (3,629,214)
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                  (UNAUDITED)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
     Interest received......................................  $ 17,242,518
     Expenses paid..........................................    (2,151,886)
     Interest expense paid..................................      (718,733)
     Purchase of long-term portfolio investments............   (56,687,163)
     Proceeds from sale of long-term portfolio
       investments..........................................    67,329,250
     Net purchases in excess of proceeds from sales of
       short-term portfolio investments.....................   (11,427,317)
                                                              ------------
     Net cash provided by operating activities..............    13,586,669
                                                              ------------
Cash flows provided by (used for) financing activities:
     Net cash used for commercial paper.....................       (87,485)
     Cash dividends paid to shareholders....................   (12,696,814)
                                                              ------------
     Net cash provided by (used for) financing activities...   (12,784,299)
                                                              ------------
Net increase in cash........................................       802,370
     Cash at beginning of period............................    11,596,566
                                                              ------------
     Cash at end of period..................................  $ 12,398,936
                                                              ============
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations........  $ (3,629,214)
                                                              ------------
     Decrease in investments................................       990,181
     Net realized loss on investments transactions..........       943,206
     Net change in unrealized appreciation/depreciation on
       investments..........................................    14,542,047
     Increase in receivable for investments sold............   (10,644,215)
     Decrease in interest receivable........................       522,900
     Decrease in other assets...............................         6,241
     Increase in payable for investments purchased..........    10,724,787
     Increase in interest payable...........................       136,032
     Increase in accrued expenses and other liabilities.....        (5,296)
                                                              ------------
        Total adjustments...................................    17,215,883
                                                              ------------
Net cash provided from operating activities.................  $ 13,586,669
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE
                                                        SIX MONTHS
                                                           ENDED             FOR THE
                                                       JUNE 30, 2004       YEAR ENDED
                                                        (UNAUDITED)     DECEMBER 31, 2003
                                                       -------------    -----------------
OPERATIONS
  Net investment income..............................  $ 11,856,039       $ 24,599,544
  Net realized loss on investment transactions.......      (943,206)       (14,179,877)
  Net change in unrealized appreciation/depreciation
     on investments..................................   (14,542,047)        38,350,899
                                                       ------------       ------------
  Net decrease in net assets resulting from
     operations......................................    (3,629,214)        48,770,566
                                                       ------------       ------------
DIVIDENDS TO SHAREHOLDERS
  From net investment income.........................   (13,627,302)       (27,109,463)
                                                       ============       ============
CAPITAL STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the issuance
     of 48,811 shares and 205,846 shares of Common
     Stock, respectively.............................       696,929          2,831,771
                                                       ------------       ------------
  Total increase (decrease) in net assets............   (16,559,587)        24,492,874
NET ASSETS
  Beginning of period................................   369,623,820        345,130,946
                                                       ------------       ------------
  End of period(a)...................................  $353,064,233       $369,623,820
                                                       ============       ============
  (a) includes accumulated net investment loss.......  $(10,150,629)      $ (8,379,366)
                                                       ============       ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                         FOR THE
                                       SIX MONTHS
                                          ENDED
                                        JUNE 30,                 FOR THE YEAR ENDED DECEMBER 31,
                                          2004         ----------------------------------------------------
                                       (UNAUDITED)       2003       2002     2001(2)      2000       1999
                                       -----------     --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period.............................   $  13.85       $  13.03   $  13.23   $  12.64   $  12.54   $  14.79
                                        --------       --------   --------   --------   --------   --------
  Net investment income(1)...........       0.44           0.93       0.99       0.96       0.98       1.06
  Net realized and unrealized gain
    (loss) on investments
    transactions.....................      (0.57)          0.91      (0.17)      0.65       0.17      (2.13)
                                        --------       --------   --------   --------   --------   --------
  Net increase (decrease) from
    investment operations............      (0.13)          1.84       0.82       1.61       1.15      (1.07)
                                        --------       --------   --------   --------   --------   --------
Dividends from net investment
  income.............................      (0.51)         (1.02)     (1.02)     (1.02)     (1.05)     (1.18)
                                        --------       --------   --------   --------   --------   --------
Net asset value, end of period(3)....   $  13.21       $  13.85   $  13.03   $  13.23   $  12.64   $  12.54
                                        ========       ========   ========   ========   ========   ========
Per share market value, end of
  period(3)..........................   $  12.63       $  14.99   $  13.16   $  13.21   $  12.75   $11.5625
                                        ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(4)...........     (12.55)%        22.64%      7.91%     11.90%     20.41%    (18.32)%
RATIOS TO AVERAGE NET ASSETS(5)
Operating expenses...................       1.65%          1.79%      2.16%      3.07%      4.02%      3.26%
Operating expenses (excluding
  commercial paper expenses).........       1.04%          1.08%      1.04%      1.02%      1.04%      1.01%
Net investment income................       6.52%          6.81%      7.84%      7.35%      7.98%      7.84%
SUPPLEMENTAL DATA
Portfolio turnover...................         14%            10%        27%        10%        15%        17%
Net assets, end of period (000)......   $353,064       $369,624   $345,131   $347,114   $329,178   $326,176
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end
  of period (000)....................   $143,000       $143,000   $140,500   $143,000   $143,000   $143,000
Average daily amortized cost of
  commercial paper outstanding
  (000)..............................   $142,027       $142,115   $141,657   $141,686   $141,152   $141,157
Asset coverage per $1,000 at end of
  period.............................   $  3,545       $  3,585   $  3,455   $  3,440   $  3,294   $  3,268

------------------------------------

(1) Based on average shares outstanding.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.08, increase net realized and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets from 7.99% to 7.35%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Net asset value and market value are published in The Wall Street Journal each Monday.

(4) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.

(5) As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)

     Duff & Phelps Utility and Corporate Bond Trust Inc. (the "Fund") was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

     The Fund's investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: The Fund values its fixed-income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Fund (the "Board"). Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board.

     Debt securities that mature in 60 days or less are valued at amortized cost unless this method does not represent fair value.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and discounts, is recorded on the accrual basis.

     FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required.

     DIVIDENDS AND DISTRIBUTIONS: The Fund declares and pays dividends to shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date.

     REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Fund's custodian and is monitored daily so that its market value exceeds the carrying value of the repurchase agreement.

     USE OF ESTIMATES: The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts for income and expenses during the reporting period. Actual results could differ from those estimates.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2.  AGREEMENTS

     The Fund has an Advisory Agreement with the Duff & Phelps Investment Management Co. (the "Adviser"), a subsidiary of Phoenix Investment Partners, Ltd. and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator").

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

     The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly net assets, (which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage) subject to a monthly minimum of $12,500.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Fund who are fulltime employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

     For the six months ended June 30, 2004, the Fund had purchases of $67,411,950 and sales of $76,477,538 of investment securities, other than U.S. Government securities and short-term investments.

     The cost of investments of the Fund for federal income tax purposes was $470,723,553. The net unrealized appreciation aggregated $4,717,959, of which $12,632,049 related to appreciated securities and $7,914,090 related to depreciated securities.

NOTE 4.  SECURITY LENDING

     The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fee income. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-months ended June 30, 2004, there were no securities loaned.

NOTE 5.  COMMERCIAL PAPER

     As of June 30, 2004, $143,000,000 of commercial paper was outstanding with an amortized cost of $142,671,075. The average discount rate of commercial paper outstanding at June 30, 2004 was 1.34%. The average daily balance of commercial paper outstanding for the six months ended June 30, 2004 was $142,594,438 at a weighted average discount rate of 1.30%. The maximum amount of commercial paper outstanding at any time during the six months was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $75,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.20% per annum on the unused balance. During the six months ended June 30, 2004 there were no borrowings under this agreement.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions to be paid for the year ending December 31, 2004 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

                                                              12/31/2003    12/31/2002
                                                              -----------   -----------
Distributions paid from:
  Ordinary income...........................................  $27,109,463   $26,881,647
                                                              -----------   -----------
Total Taxable Distributions.................................  $27,109,463   $26,881,647
                                                              -----------   -----------

     As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income -- net........................  $  4,326,116
Undistributed long-term capital gains -- net................  $          0
                                                              ------------
Total undistributed earnings................................  $  4,326,116
Capital loss carryforward...................................   (17,513,106)*
Unrealized gains/(losses) -- net............................    18,095,411**
                                                              ------------
Total accumulated earnings/(losses).........................  $  4,908,421
                                                              ============

---------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $17,513,106 which expires in 2011. This amount will be available to offset like amounts of any future taxable gains. The capital loss carryforward of $552,904 that expired in 2003 was recorded as a reduction to Additional paid-in-capital.

** The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and other temporary differences.

NOTE 7.  CAPITAL

     Of the 26,736,415 shares of common stock outstanding at June 30, 2004, Phoenix Investment Partners Ltd. owned 20,535 shares.

NOTE 8.  DEFERRED COMPENSATION PLAN

     The Fund has adopted a deferred compensation plan (the "Compensation Plan"). Under the Compensation Plan, a director who is not an "interested person" of DUC and has elected to participate in the Compensation Plan (a "participating director") may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating director is credited to the director's deferral account as of the business day such compensation would have been paid to the director. The Fund purchases shares of common stock of the Fund in the open market when the compensation would have been paid. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director's beneficiaries. Deferred compensation

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

investments of $387,644 are included in "other assets" on the Statement of Assets and Liabilities at June 30, 2004. The Fund's obligation to make payment under the Compensation Plan is a general obligation of the Fund.

NOTE 9.  SUBSEQUENT DIVIDENDS

     Subsequent to June 30, 2004, the Board of Directors of the Fund declared a dividend of $.085 per share payable on July 30, 2004 to shareholders of record on July 15, 2004.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the "Plan Agent") in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if (2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

     The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

     The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

     Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently a base fee of $5.00 plus $.10 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

                       PROXY VOTING POLICY AND PROCEDURES

     The Fund does not typically hold voting securities and the Fund's Board of Directors has adopted proxy voting procedures whereby the Fund's Investment Adviser would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Investment Adviser's good faith belief as to the best interests of the Fund and its shareholders. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Adviser collect at 312-541-5555 and on the Commission's website at http://www.sec.gov.

                         PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser, administrator and their respective affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                      (This page intentionally left blank)

DIRECTORS

Francis E. Jeffries, Chairman
E. Virgil Conway
William W. Crawford
Harry Dalzell-Payne
William N. Georgeson
Philip R. McLoughlin
Geraldine M. McNamara
Eileen A. Moran
Everett L. Morris
Richard A. Pavia

OFFICERS

Nathan I. Partain
President & Chief Executive Officer

Daniel J. Petrisko
Vice President & Chief Investment Officer

Alan Meder
Treasurer

Richard J. Wirth
Secretary

INVESTMENT ADVISER

Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT

The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, IL 60606

This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603
                                 DUFF & PHELPS
                                  UTILITY AND
                                   CORPORATE
                                BOND TRUST INC.

                              (DUFF & PHELPS LOGO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2004

Item 2 - Code of Ethics - Not required as this is not an annual filing.

Item 3 - Audit Committee Financial Expert - Not required as this is not an annual filing.

Item 4 - Principal Accountant Fees and Services - Not required as this is not an annual filing.

Item 5 - Audit Committee of Listed Registrants - Not required as this is not an annual filing.

Item 6 - Schedule of Investments - This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required as this is not an annual filing.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - None.

Item 9 - Submission of Matters to a Vote of Security Holders - None.

Item 10 - Controls and Procedures

          (a) The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

          (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting. .

Item 11 - Exhibits

          (a)  Code of Ethics - Not applicable with semi-annual filing.

          (b)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act
               - Attached hereto

          (c)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act
               - Attached hereto

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          Duff & Phelps Utility and Corporate Bond Trust, Inc.

          By: /s/ Nathan I. Partain
             ----------------------
             Nathan I. Partain
             Chief Executive Officer of
             Duff & Phelps Utility and Corporate Bond Trust, Inc.

          Date: 8/18/04
               ----------------------

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           By: /s/ Nathan I. Partain
             ----------------------
             Nathan I. Partain
             Chief Executive Officer of
             Duff & Phelps Utility and Corporate Bond Trust, Inc.


           Date: 8/18/04
               ----------------------

           By: /s/ Alan M. Meder
             ----------------------
             Alan M. Meder,
             Principal Financial and Accounting Officer of
             Duff & Phelps Utility and Corporate Bond Trust, Inc.

           Date: 8/18/04
               ----------------------